UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15( d ) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 28, 2009

QPC LASERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-28153	20-1568015
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

524 Central Avenue, Cedarhurst, New York		11516
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 791-1331

15632 Roxford Street, Sylmar, California
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see   General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Change in Directors or Principal Officers

Item 5.02 Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officer; Compensatory Arrangements of Certain Officers

Resignation of Directors and Appointment of Directors and Principal Officer

On August 28 2009, Jack Ehrenhaus was appointed to the Board of Directors of the Company and the Board appointed him as the Chief Executive Officer.  Jeffrey Ungar resigned as an officer and director of the Company.

Pursuant to ceasing operations and disposition of assets on June 1, 2009; the Company plans to no longer engage in the laser manufacturing business. The Board of Directors is currently engaged in restructuring the capitalization of the Company and generating a new business plan.

[Signature page follows.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QPC LASERS, INC.

Dated: Sept. 3, 2009	By:
Jack Ehrenhaus
Chief Executive Officer